Calculation of Loss Per Share (Detail)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Numerator:
Net loss attributable to ordinary shareholders	$ (82,503,025)	(514,002,092)	(284,329,931)	(499,611,594)
Denominator:
Denominator for basic and diluted loss per share - weighted-average shares outstanding	24,494,046	24,494,046	24,956,197	25,121,679
Loss per share-Basic and diluted	$ (3.37)	(20.98)	(11.39)	(19.89)